FOR IMMEDIATE RELEASE Redwood Trust, Inc. Thursday, August 4, 2011	CONTACTS: Diane Merdian (415) 380-2331 Mike McMahon (415) 384-3805

REDWOOD TRUST REPORTS SECOND QUARTER 2011 RESULTS

MILL VALLEY, CA – August 4, 2011 – Redwood Trust, Inc. (NYSE:RWT) today reported net income for the second quarter of 2011 of $9 million, or $0.11 per fully diluted share. This compares to net income of $18 million, or $0.22 per fully diluted share, for the first quarter of 2011, and net income of $29 million, or $0.35 per fully diluted share, for the second quarter of 2010.

Redwood also reported an estimated taxable loss of less than $1 million, or less than $0.01 per share, during the second quarter of 2011.  This compares to an estimated taxable income of $5 million, or $0.06 per share, for the first quarter of 2011, and an estimated taxable loss of $3 million, or $0.03 per share, for the second quarter of 2010.

At June 30, 2011, GAAP book value was $13.04 per share, a decrease of $0.72 per share from March 31, 2011. Management’s estimate of non-GAAP economic value was $13.81 per share, a decrease of $0.64 per share from March 31, 2011.  See page 9 for a reconciliation of our estimate of non-GAAP economic book value per share to GAAP book value per share.

During the second quarter of 2011, Redwood acquired $152 million of residential mortgage loans, originated $29 million of commercial loans, and acquired $33 million of residential securities.
Additional information on Redwood’s business, financial results, and non-GAAP metrics is available in The Redwood Review, which is available on Redwood’s website at www.redwoodtrust.com, and in Redwood’s most recent Quarterly Report on Form 10-Q, which is filed with the Securities and Exchange Commission, and which is also available on Redwood’s website.

Cautionary Statement:  This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our most recent Annual Report on Form 10-K under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the Securities and Exchange Commission (SEC), including reports on Forms 10-Q and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

REDWOOD TRUST, INC.

Consolidated Income Statements(1)	Second	First	Fourth	Third	Second
($ in millions, except share data)	Quarter	Quarter	Quarter	Quarter	Quarter
	2011	2011	2010	2010	2010

Interest income	$53	$54	$56	$59	$56
Interest expense	(24)	(22)	(22)	(24)	(21)
Net interest income	29	32	34	35	35
Provision for loan losses	(2)	(3)	(8)	(2)	(4)
Market valuation adjustments, net	(11)	(6)	-	(2)	(7)
Net interest income after provision and	17	24	26	31	24
market valuation adjustments
Operating expenses	(12)	(12)	(13)	(12)	(11)
Realized gains on sales and calls, net	6	4	2	2	16
Provision for income taxes	-	-	-	-	-
Net income	10	16	15	21	29
Less: Net income (loss) attributable to noncontrolling interest	1	(2)	-	1	-
Net Income Attributable to Redwood Trust, Inc.	$9	$18	$15	$20	$29

Average diluted shares (thousands)	79,478	79,372	78,944	78,961	78,852
Diluted earnings per share	$0.11	$0.22	$0.18	$0.25	$0.35
Regular dividends declared per common share	$0.25	$0.25	$0.25	$0.25	$0.25

(1) Certain totals may not foot due to rounding.

REDWOOD TRUST, INC.

Consolidated Income Statements(1)	Six Months Ended
($ in millions, except share data)	June 30,
	2011	2010

Interest income	$107	$115
Interest expense	(46)	(39)
Net interest income	62	76
Provision for loan losses	(4)	(14)
Market valuation adjustments, net	(17)	(18)
Net interest income after provision and	40	44
market valuation adjustments
Operating expenses	(24)	(29)
Realized gains on sales and calls, net	10	60
Provision for income taxes	-	-
Net income	27	76
Less: Net (loss) income attributable to noncontrolling interest	(1)	-
Net Income Attributable to Redwood Trust, Inc.	$28	$75

Average diluted shares (thousands)	79,425	78,662
Diluted earnings per share	$0.34	$0.94
Regular dividends declared per common share	$0.50	$0.50

(1) Certain totals may not foot due to rounding.

REDWOOD TRUST, INC.

Consolidated Balance Sheets(1)	30-Jun	31-Mar	31-Dec	30-Sep	30-Jun
($ in millions, except share data)	2011	2011	2010	2010	2010

Residential real estate loans	$3,860	$3,796	$3,797	$3,733	$3,790
Commercial real estate loans	84	62	50	19	20
Real estate securities, at fair value:
Trading securities	297	322	330	310	276
Available-for-sale securities	741	782	825	798	741
Other investments	-	-	-	-	4
Cash and cash equivalents	80	220	47	189	288
Other assets	103	101	95	113	100
Total Assets	$5,165	$5,283	$5,144	$5,162	$5,219

Short-term debt	$41	$-	$44	$-	$-
Other liabilities	119	104	123	163	142
Asset-backed securities issued - Sequoia entities	3,566	3,646	3,458	3,568	3,681
Asset-backed securities issued - Acacia entities	273	311	303	264	253
Long-term debt	140	140	140	140	140
Total liabilities	4,138	4,201	4,068	4,135	4,216

Stockholders’ equity	1,025	1,075	1,065	1,016	991
Noncontrolling interest	2	7	11	11	12
Total equity	1,027	1,082	1,076	1,027	1,003

Total Liabilities and Equity	$5,165	$5,283	$5,144	$5,162	$5,219

Shares outstanding at period end (thousands)	78,555	78,139	78,125	77,984	77,908
GAAP book value per share	$13.04	$13.76	$13.63	$13.02	$12.71

(1) Certain totals may not foot due to rounding.

REDWOOD TRUST, INC.

The following tables show the estimated effect that Redwood, New Sequoia, and our Other Consolidated Entities had on GAAP income for the three and six months ended June 30, 2011.

Consolidating Income Statement(1)
Three Months Ended June 30, 2011			Other
($ in millions)	Redwood	New	Consolidated	Intercompany	Redwood
	(Parent)	Sequoia	Entities	Adjustments	Consolidated

Interest income	$16	$5	$25	$-	$45
Net discount (premium) amortization	10	-	(2)	-	8
Total interest income	26	5	23	-	53
Interest expense	(2)	(4)	(17)	-	(24)
Net interest income	23	1	5	-	29
Provision for loan losses	-	-	(2)	-	(2)
Market valuation adjustments, net	(7)	-	(4)	-	(11)
Net interest income (loss) after provision	16	1	-	-	17
and market valuation adjustments
Operating expenses	(12)	-	-	-	(12)
Realized gains on sales and calls, net	4	-	2	-	6
Income from New Sequoia	1	-	-	(1)	-
Income from Other Consolidated Entities	-	-	-	-	-
Noncontrolling interest	-	-	(1)	-	(1)
Provision for income taxes	-	-	-	-	-
Net Income	$9	$1	$-	$(1)	$9

Consolidating Income Statement(1)
Six Months Ended June 30, 2011			Other
($ in millions)	Redwood	New	Consolidated	Intercompany	Redwood
	(Parent)	Sequoia	Entities	Adjustments	Consolidated

Interest income	$32	$7	$49	$-	$88
Net discount (premium) amortization	22	-	(3)	-	19
Total interest income	54	7	46	-	107
Interest expense	(5)	(6)	(34)	-	(46)
Net interest income	49	1	12	-	62
Provision for loan losses	-	-	(4)	-	(4)
Market valuation adjustments, net	(6)	-	(11)	-	(17)
Net interest income (loss) after provision	43	1	(3)	-	40
and market valuation adjustments
Operating expenses	(23)	-	-	-	(24)
Realized gains (losses) on sales and calls, net	11	-	(1)	-	10
Income from New Sequoia	1	-	-	(1)	-
Loss from Other Consolidated Entities	(4)	-	-	4	-
Noncontrolling interest	-	-	1	-	1
Provision for income taxes	-	-	-	-	-
Net Income (Loss)	$28	$1	$(4)	$3	$28

(1) Certain totals may not foot due to rounding.

REDWOOD TRUST, INC.

We present this table to highlight the impact that consolidation has on our GAAP balance sheet.
Consolidating Balance Sheet(1)
June 30, 2011			Other
($ in millions)	Redwood	New	Consolidated	Intercompany	Redwood
	(Parent)	Sequoia (2)	Entities	Adjustments	Consolidated

Residential real estate loans	$205	$392	$3,263	$-	$3,860
Commercial real estate loans	71	-	13	-	84
Real estate securities, at fair value:
Trading securities	20	-	277	-	297
Available-for-sale securities	741	-	-	-	741
Cash and cash equivalents	80	-	-	-	80
Investment in New Sequoia	37	-	-	(37)	-
Investment in Other Consolidated Entities	57	-	-	(57)	-
Total earning assets	1,211	392	3,552	(93)	5,062
Other assets	39	4	60	-	103
Total Assets	$1,250	$396	$3,613	$(93)	$5,165

Short-term debt	$41	$-	$-	$-	$41
Other liabilities	44	1	72	-	119
Asset-backed securities issued	-	358	3,481	-	3,839
Long-term debt	140	-	-	-	140
Total liabilities	225	359	3,554	-	4,138

Stockholders’ equity	1,025	37	57	(93)	1,025
Noncontrolling interest	-	-	2	-	2
Total equity	1,025	37	59	(93)	1,027

Total Liabilities and Equity	$1,250	$396	$3,613	$(93)	$5,165

(1) Certain totals may not foot due to rounding. We are required under GAAP to consolidate all of the assets and liabilities of the Opportunity Fund we managed at June 30, 2011 (due to our significant general and limited partnership interests in the Fund and asset management responsibilities).  In addition, certain Sequoia and Acacia securitization entities are treated as secured borrowing transactions for GAAP and we are required under GAAP to consolidate the assets and liabilities of these securitization entities. However, the securitized assets of these entities are not available to Redwood. Similarly, the liabilities of these entities are obligations payable only from the cash flow generated by their securitized assets and are not obligations of Redwood.

(2) The consolidating balance sheet presents the New Sequoia securitization entities separately from Other Consolidated Entities (Sequoia entities issued prior to 2010, Acacia entities, and the Opportunity Fund) to highlight our renewed focus on growing our core business of creating residential credit investments. As we complete additional securitizations, we expect New Sequoia securitization entities to represent a larger portion of our consolidated balance sheet as prior Sequoia securitization entities continue to pay down.

REDWOOD TRUST, INC.

Tax / GAAP Differences(1)
Three Months Ended June 30, 2011
($ in millions, except per share data)
	Tax est.	GAAP	Differences
Interest income	$30	$53	$(23)
Interest expense	(3)	(24)	21
Net Interest Income	27	29	(2)
Provision for loan losses	-	(2)	2
Realized credit losses	(16)	-	(16)
Market valuation adjustments, net	-	(11)	11
Operating expenses	(11)	(12)	1
Realized gains on sales and calls, net	-	6	(6)
Provision for income taxes	-	-	-
Less: Net income attributable to noncontrolling interest	-	1	(1)
Net (Loss) Income	$-	$9	$(10)

(Loss) income per share	$-	$0.11	$(0.11)

Tax / GAAP Differences(1)
Six Months Ended June 30, 2011
($ in millions, except per share data)
	Tax est.	GAAP	Differences
Interest income	$64	$107	$(44)
Interest expense	(6)	(46)	40
Net Interest Income	58	62	(4)
Provision for loan losses	-	(4)	4
Realized credit losses	(31)	-	(31)
Market valuation adjustments, net	-	(17)	17
Operating expenses	(23)	(24)	1
Realized gains on sales and calls, net	-	10	(10)
Provision for income taxes	-	-	-
Less: Net loss attributable to noncontrolling interest	-	(1)	1
Net Income	$4	$28	$(23)

Income per share	$0.06	$0.34	$(0.28)

(1) Certain totals may not foot due to rounding.

Taxable (loss) income for 2011 is an estimate until we file the 2011 tax return.

Taxable (loss) income per share is based on the number of shares outstanding at the end of each quarter.  The six month taxable income per share is the sum of the two quarterly per share estimates.

The characteristics of our 2011 dividend between ordinary income and a return of capital will be determined at the end of 2011.  To the extent the REIT has taxable income or net capital gains in 2011, these amounts will be characterized as ordinary income.  The portion of Redwood's dividends characterized as a return of capital is not taxable to a shareholder and reduces a shareholder's basis for shares held at each quarterly distribution date.

REDWOOD TRUST, INC.

Book Value Per Share (1)
($ in millions, except per share data)
	June 30, 2011	March 31, 2011
Cash and cash equivalents	$80	$220

Real estate loans at Redwood
Residential	205	55
Commercial	71	42
Subtotal real estate loans	276	97
Real estate securities at Redwood
Residential	754	780
Commercial	6	7
CDO	1	1
Subtotal real estate securities	761	788
Investments in Sequoia entities	90	97
Investments in Acacia entities	1	2
Investments in the Fund	3	11
Other assets (2)	39	34
Total assets	1,250	1,249

Short-term debt	(41)	-
Long-term debt	(140)	(140)
Other liabilities (3)	(44)	(34)
Stockholders' Equity	$1,025	$1,075
Book Value Per Share	$13.04	$13.76

(1) This table presents our assets and liabilities as calculated and reported under GAAP and as adjusted to reflect our investments in the Redwood Opportunity Fund, L.P. (the Fund) and in Sequoia and Acacia securitization entities in separate line items, similar to the equity method of accounting, reflecting the reality that the underlying assets and liabilities owned by these entities are legally not ours. We own only the securities and interests that we have acquired from these entities. Certain totals may not foot due to rounding.

(2) At June 30, 2011, other assets are comprised of $5 million of accrued interest receivable and $34 million of other assets. At March 31, 2011, other assets are comprised of $4 million of accrued interest receivable and $30 million of other assets.

(3) At June 30, 2011, other liabilities are comprised of dividends payable of $20 million and accrued interest and other liabilities of $24 million. At March 31, 2011, other liabilities are comprised of dividends payable of $20 million and accrued interest and other liabilities of $14 million.

REDWOOD TRUST, INC.

Reconciliation of Economic Book Value Per Share to GAAP Book Value Per Share:

As reported in this earnings release, our estimate of non-GAAP economic book value per share was $13.81 at June 30, 2011, a decrease of $0.64 from $14.45 at March 31, 2011.

As of June 30, 2011, there was a $0.77 per share difference between our estimate of economic book value per share and GAAP book value per share. The difference was primarily a result of $0.78 per share related to an economic valuation of our long-term debt of $78 million, which was $62 million below the unamortized cost basis used to determine GAAP book value. The $0.01 per share negative difference relates to an economic valuation of our net investment in Sequoia of $89 million, which was $1 million below the net unamortized cost basis used to determine GAAP book value.

As of March 31, 2011, there was a $0.69 per share difference between our estimate of economic book value per share and GAAP book value per share. This was primarily the result of $0.75 per share related to an economic valuation of our long-term debt of $81 million, which was $59 million below the unamortized cost basis used to determine GAAP book value.  The $0.06 per share negative difference relates to an economic valuation of our net investment in Sequoia and Acacia of $94 million, which was $5 million below the net unamortized cost basis used to determine GAAP book value.

REDWOOD TRUST, INC.

Sources and Uses of Cash (1)
($ in millions)
	Three Months Ended
	June 30, 2011	March 31, 2011
Beginning cash balance	$220	$47
Sources of cash(2)
Loans at Redwood	5	6
Proceeds from securitization	-	296
Securities at Redwood - principal and interest
Residential senior	30	33
Residential Re-REMIC	1	2
Residential subordinate	8	9
Commercial and CDO	1	-
Sales of securities (3)	14	30
Investments in Consolidated Entities (1)	16	15
Short-term debt financing	41	-
Derivative margin returned, net	-	3
Changes in working capital	-	3
Total sources of cash	116	397

Uses of cash
Acquisitions of residential loans	(152)	(101)
Origination of commercial loans	(29)	(12)
Acquisitions of securities(4)	(29)	(13)
Investment in New Sequoia	-	(15)
Short-term debt repayment	-	(44)
Cash operating expenses	(12)	(17)
Derivative margin posted, net	(11)	-
Interest expense on long-term debt	(2)	(2)
Dividends	(20)	(20)
Changes in working capital	(1)	-
Total uses of cash	(256)	(224)

Net (uses) sources of cash	(140)	173
Ending Cash Balance	$80	$220

(1) The sources and uses of cash in the table above are derived from our GAAP Consolidated Statements of Cash Flow by aggregating and netting cash flow in a manner consistent with the way management analyzes it. This table excludes the gross cash flow generated by our Sequoia and Acacia securitization entities and the Fund (cash flow that is not available to Redwood), but does include the cash flow distributed to Redwood as a result of our investments in these entities. The beginning and ending cash balances presented in the table above are GAAP amounts. Certain totals may not foot due to rounding.

(2) Cash flow from securities and investments can be volatile from quarter to quarter depending on the level of invested capital, the timing of credit losses, acquisitions, sales, and changes in prepayments and interest rates. Therefore, (i) cash flow generated by these investments is not necessarily reflective of the long-term economic yield we will earn on the investments in a given period; and, (ii) it is difficult to determine what portion of the cash received from an investment is a return “of” principal and what portion is a return “on” principal in a given period.

(3) Total sales in the second quarter of 2011 were $9 million, all of which settled during the quarter. Total sales of securities in the first quarter of 2011 were $35 million. Securities sales of $5 million made in the first quarter that did not settle until early April are reflected in the second quarter.

(4) Total acquisitions of securities in the second quarter of 2011 were $33 million. Securities acquisitions of $4 million made in the second quarter that settled in July are not reflected in this table.